FORM 8-K

CURRENT REPORT

Pursuant to Section 13(a) of the Securities Exchange Act of 1934

Date of This Report: April 27, 2006

CARTOON ACQUISITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

One East Main Street
Suite 610
Rochester, New York 14614-1880
(Street Address of Principal Executive Office)

Mailing Address:
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-9923

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

     The Registrant is filing this Form 8-K to report certain current events in accordance with its filing obligation pursuant to Section 13(a) of the Securities Exchange Act of 1934.

APPLICABLE DISCLOSURES AND DISCLAIMERS.

     This is a current report filed with the U. S. Securities and Exchange Commission (the "Commission") by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant"), and by its wholly-owned subsidiary, Residential Income Properties, Inc., a New York corporation (the "Subsidiary") on Form 8-K (this "Report"). (In some sections of this Report, the Registrant and the Subsidiary, when hereinafter referred to collectively, may be termed the "Registrant".) The Registrant is stating all of the material facts necessary for the Commission and the public to make an informed decision pertinent to the matters subject herein and to the disclosures annexed hereto pursuant to Federal securities disclosure and reporting requirements.

NOTICE OF EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORT.

     This Report contains current information on the Registrant as of the date hereof.

The Registrant considers the information in this Report to be "filed" under the Securities Exchange Act of 1934.

NOTICE OF APPLICATION OF GENERAL RULES AND REGULATIONS.

     Where permitted or as may be applicable, the Registrant has elected to report the information contained in this filing using the alternate options available to a "small business issuer" under the rules and regulations set forth in Regulation S-B. Furthermore, if and where the use of the term "small business" is used, the Registrant is deemed to be a "small business" under the definition rendered by the Regulatory Flexibility Act. The Registrant is not the issuer of "asset-backed" securities, and is not subject to the rules and regulation promulgated by Regulation AB; furthermore, no part of the Registrant's assets or operations should be deemed to exist under a depositor-servicer relationship , and , the Registrant is not involved in servicing pool assets.

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred during the period described herein, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for each period in question and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file current, quarterly, annual, or transitional reports, proxy statements, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by Federal securities laws. Such reports, proxy statements, and other filings may be inspected (at no charge) and copied at the

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public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of said materials may be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or from the Commission's Web site, the address of which is www.sec.gov.

     The Registrant encourages its shareholders to ask questions of and receive answers from it concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense, in order to verify the accuracy of the information contained in this Report to any of its shareholders or to the public-at-large. The Registrant encourages its shareholders to contact it; if electronically, to cartooninvestors@rochester.rr.com, or, if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York 14591-0202, or to the address of its principal executive office. (The Registrant cannot assure the Commission or the public that its principal executive office address, its mailing address, its telephone number or its e-mail address will remain operative on any date beyond the date of this Report, and each of which is subject to change without notice.)

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS.

     On a date prior to the filing hereof, the Commission "modified" its Form 8-K to include a new item in Section 5. The item in question is Item 5.06, Change in Shell Company Status. Until today, during his semi-monthly review of the Commission's forms of reports, registration statements, and other general forms applicable to reporting companies, in order to determine the prevalence of all such forms, the Registrant's sole officer and director was unaware of such recent "modification" when he submitted the Registrant's Form 8-K dated April 10, 2006 to the Commission. In that certain Form 8-K dated April 10, 2006, the Registrant informed the Commission and the public of substantially the same information that is requested by this Item 5.06. Therefore, as permitted by General Instruction B.3. to Form 8-K, the Registrant is incorporating its Form 8-K dated April 10, 2006 herein by reference thereto.

     As the result of the successfully completing one or more transactions that had the effect of causing the Registrant to cease being a shell company, which transactions the Registrant reported in its Form 8-K dated April 10, 2006, the Registrant's Board of Directors does no longer consider the Registrant to be a shell company, or a business combination-related shell company, as those terms are defined in Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b -2).

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

     Listed below are the exhibits filed as parts of this Report. (The Registrant considers the information in this Report, and contained in each of the following exhibits to be "filed" under the definition associated with said term under the Securities Exchange Act of 1934.)

     The exhibits annexed hereto have been prepared in accordance with Item 601 of Regulation S-B (17 CFR 228.601) that are applicable to exhibits required in Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Form 8-K dated April 10, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 27, 2006

By Order of the Board of Directors:

Cartoon Acquisition, Inc.,
a United States corporation (the "Registrant")

/s/ Randolph S. Hudson
Randolph S. Hudson
Chief Executive (Principal Executive) Officer
Chief Financial (Principal Financial) Officer

[THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND/OR PRINCIPAL FINANCIAL OFFICER.]